Exhibit 10.4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE THEY BOTH ARE NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

Option Agreement

This Option Agreement (hereinafter referred to as the “Agreement”) is signed by the following parties (the “Parties”) on the date of September 26, 2018 in Shanghai, the People’s Republic of China (“PRC”):

Party A: Shanghai Mihe Information Technology Co., Ltd

Registered address: Room 601-B7, Floor 6, No. 99 of Fute West Road, Shanghai, China;

Legal representative: Xu Jin

Party B:

Name: Xu Jin

ID number: [***]

Residence: [***]

Name: Zhu Haitong

ID number: [***]

Residence: [***];

Shanghai Rockbridge Investment Center (Limited Partnership) (hereinafter referred to as “Shanghai Rockbridge”).

Managing Partner: Shanghai Chuangjian New Material Technology Co., Ltd

Residence: Room J7059, 1st floor, Zone E, Building 4, No. 358_368 of Kefu Road, Jiading District, Shanghai, China;

Unified Social Credit Code: 913101140820689645

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership) (hereinafter referred to as “Zhuhai Qianming”).

Managing Partner: Zhuhai Zhongguan Qianming Investment Management Co., Ltd

Residence: Room 105-2709, No. 6 of Baohua Road, Hengqin New District, Zhuhai, China.

Unified social credit code: 914404000885585189

Lhasa Economic and Technological Development Zone Shunying Investment Co., Ltd. (hereinafter referred to as “Shunying”).

Legal representative: Cao Liping

Residence: No. 2-2, Unit 3, Building 4, Area A, Sunshine New City, No. 158 Jinzhu West Road, Lhasa, China

Unified Social Credit Code: 915400913213806066

Beijing Tianzhi Ding Venture Capital Center (Limited Partnership) (hereinafter referred to as “Broadband Shareholding Enterprise”).

Executive Partner: Beijing Tianzhi Qinrui Investment Consulting Co., Ltd

Residence: Room 418, 4th floor, Building 18, No. 1 Disheng North Street, Beijing Economic and Technological Development Zone, Beijing

Unified social credit code: 91110302351635614P

Tibet Xiangyu Hetai Enterprise Management Co., Ltd. (hereinafter referred to as “Shuanghu”).

Legal representative: Zhang Yan

Residence: No. 11, 16th Floor, Liuwu Building, Liuwu New District, Lhasa

Unified Social Credit Code: 911201165594522949

(Xu Jin, Shanghai Rockbridge, Zhuhai Qianming, Zhu Haitong, Shunying and broadband shareholders are collectively referred to as “original company shareholders”, and Shuanghu is called “investor shareholders”).

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: 3rd floor, Building 1, Lane 500 of Shengxia Road, Shanghai, China

Legal representative: Xu Jin

WHEREAS:

1.	Party A is a wholly foreign-owned enterprise incorporated and existing under the laws of the People’s Republic of China.

2.	Party C is a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China.

3.	Party B directly holds the rights and interests of Party C: Xu Jin holds 43.04% of Party C’s equity, and Shanghai Rockbridge holds 6.09% of Party C ’s equity, Zhuhai Qianming holds 9% of Party C’s equity, Zhu Haitong holds 1. 80% of Party C ’s equity, Shunying holds 13.37% of Party C’s equity, Broadband holding enterprise holds 13.37% of Party C’s equity, and Shuanghu holds 13.33% of Party C’s equity.

4.	The parties to the agreement signed the Equity Interest Pledge Agreement (the “Equity Interest Pledge Agreement”, see Annex 1) on September 26, 2018.

Accordingly, the parties to the Agreement agree to comply with the following:

1	Grant options

1.1	Equity Purchase Rights

The shareholders of the original company agree that, on the date of signature this Agreement, Party A or its designated third party shall irrevocably grant Party A an irrevocable exclusive option (the “equity purchase right”) to purchase all or part of the equity held by the original shareholders of the Company in Party C one or more times by exercising the options specified in Article 2 of this Agreement. The shareholders of the investor agree that on the date of signature this agreement, Party A is irrevocably granted the right to purchase all or part of the equity held by the shareholders of the investor in Party C. Except for Party A and the designated person, no one shall have the right to purchase equity or other rights related to Party B’s equity. Party C hereby agrees that Party B shall grant Party A the right to purchase shares. “Person” as used in this paragraph and this Agreement means an individual, corporation, joint venture, partnership, corporation, trust or unincorporated organization.

1.2	Term

This Agreement shall take effect on the date of signature by the parties to the Agreement and shall terminate after all the equity interests of Party C held by Party B are transferred to Party A and/or other persons designated by Party B in accordance with the provisions of this Agreement.

1.3	Option to Purchase Assets

Party C hereby grants to Party A an irrevocable and exclusive right to purchase, pursuant to which Party A may, within the scope permitted by Chinese laws and regulations, purchase any part or all of Party C’s assets from Party C at any time at Party A’s discretion and in accordance with the steps determined by Party A, at the lowest price permitted by Chinese law. At that time, Party A or the designated Party and Party C will sign a separate asset transfer contract to stipulate the terms and conditions of the asset transfer.

2	Option Exercise and Delivery

2.1	Exercise time

2.1.1	Each Party agrees that Party A may exercise some or all of the options hereunder at any time during the term of this Agreement.

2.1.2	Party B agrees that there is no limit to the number of times Party A can exercise its rights, unless it has purchased all of Party B’s equity interests in Party C.

2.1.3	Party B unanimously agrees that Party A may appoint a third party to exercise the option, but Party A shall notify Party B in writing in advance.

2.2	Exercise consideration

Unless otherwise agreed by the parties, the purchase price of the shares to be purchased (the “Base Purchase Price”) shall be RMB1. If the minimum price permitted by Chinese law is higher than the benchmark purchase price at the time Party A exercises the option, the transfer price shall be based on the lowest price permitted by Chinese law (collectively, the “Equity Purchase Price”), and Party B agrees to immediately gift the portion of the Equity Purchase Price higher than the Benchmark Purchase Price to Party A or a third party designated by Party A without compensation.

2.3	Transfer

Party B agrees that Party A’s options under this Agreement may be transferred in part or in whole to a third party without the need for Party B’s separate approval, and the transferee shall be deemed to be a party to this Agreement and may exercise the options in accordance with the provisions of this Agreement for its assigned share of the options, and enjoy and assume Party A’s rights and obligations under this Agreement.

2.4	Notice of Exercise

2.4.1	If Party A exercises its rights, Party A shall notify Party B in writing, and the notice shall specify the following terms:

(a)	an indication of the intention to purchase equity from one or both of Party B’s parties and the number of shares purchased (“Purchased Shares”);

(b)	the date of purchase/transfer of the purchased shares;

(c)	the name of the holder whose equity should be registered after the option is exercised;

(d)	the exercise price and its payment method; and

(e)	Power of attorney (if exercised by a third party).

2.4.2	The parties agree that Party A may at any time appoint and exercise options, transfer and register equity interests in the name of a third party. Party B agrees that as long as Party A or a third party designated by Party A makes an exercise request, Party B must sign the equity transfer agreement and other relevant documents in accordance with the provisions of the Exercise Notice and this Agreement within ten (10) working days after receiving the exercise notice.

2.5	Transfer of equity and its closing

2.5.1	Each time Party A exercises the right to purchase shares:

(a)	Party B shall cause Party C to convene a shareholders’ meeting in a timely manner, at which it shall pass a resolution approving the transfer of the purchased equity to Party A and/or a third party designated by Party B;

(b)	Party B shall enter into an equity transfer contract with Party A and/or the designated person (as the case may be) for each transfer in accordance with this Agreement and the Share Purchase Notice;

(c)	Each Party shall execute all necessary contracts, agreements or documents, obtain all required governmental approvals and consents, and take all necessary actions to transfer effective title to the Purchased Equity and all ancillary rights to Party A and/or its designated third party to Party A and/or its designated third party, without any security interest, and make Party A and/or its designated third party the registered owners of the purchased Shares, and deliver to Party A or a third party designated by Party A the latest business license, articles of association, approval certificate (if applicable) and other relevant documents issued and registered by Party C’s competent administrative authority for industry and commerce, which shall reflect the change of Party C’s shareholding, change of directors and legal representative (if applicable). For the purposes of this paragraph and this Agreement, “security interest” includes security, mortgage, third party rights or interests, any share options, acquisition rights, pre-emptive rights, rights of set-off, lien or other security arrangements; However, for the sake of clarity, any security interest arising under this Agreement and Party B’s Equity Interest Pledge Agreement is excluded. the “Share Pledge Agreement” stipulated in this Agreement and any modification, amendment or restatement thereof as of the Equity Interest Pledge Agreement signed by Party Na, Party B and Party C on the date of signature this Agreement; and

(d)	Party B shall obtain a written statement from the other shareholders of Party C, if any, to consent to the transfer and waive the right of pre-emption in connection with its transfer of the purchased equity to Party A and/or the designated person.

3	Representations, warranties and undertakings

3.1	The Shareholders hereby hereby separately represent and warrant to Party A solely with respect to the equity interests of Party C held by them on the date of execution of this Agreement and the date of purchase/transfer of each Purchased Share, solely with respect to the equity interests held by Party C (except for the commitments in Clauses 3.1.5 to 3.1.9), and the original Shareholders and Party C hereby represent and warrant to Party A solely with respect to the equity interests of Party C held by them on the date of execution of this Agreement and the purchase date of each Purchased Share/ On the date of assignment, Party A jointly and separately represents and warrants as follows:

3.1.1	It has the power, right, authority and capacity to enter into and deliver this Agreement and any equity transfer agreement to which it is a party for each equity transfer under this Agreement (each, a “Transfer Agreement”) and to perform its obligations under this Agreement and any Transfer Agreement. When Party B and Party C exercise the right to purchase shares, they will sign a transfer agreement consistent with the terms of this Agreement. This Agreement and the assignment agreement to which it is a party, once signed, shall constitute a legal, valid and binding obligation against it and may be enforced against it in accordance with its terms;

3.1.2

The execution and delivery of this Agreement or any assignment agreement, and the performance of the obligations of the Parties under this Agreement or any assignment agreement, will not: (i) result in a violation of any relevant Chinese laws and regulations; (ii) contradicts Party C’s articles of association or other constitutive documents; (iii) results in a breach of, or constitutes a breach of, any agreement or document to which it is a party or bind; (iv) results in a breach of any licence or approval issued to it by the relevant government authority; or (v) result in the suspension or revocation or imposition of any licence or approval issued to it by the relevant governmental authority;

3.1.3	There are no pending or other judicial or administrative proceedings that may materially affect the performance of this Agreement, Party C’s assets or any assignment agreement;

3.1.4	Party B has good and saleable ownership of all the equity held by Party C. Except for the pledge under the Equity Interest Pledge Agreement, there is no security interest in the equity of Party C held by Party B;

3.1.5	Party B has disclosed to Party A all circumstances that may have a material adverse effect on the performance of this Agreement;

3.1.6	The equity purchase right granted by Party B to Party A is exclusive, and Party B does not grant similar rights to other third parties in any other way before or at the same time as granting Party A’s equity purchase right;

3.1.7	Party C has good and saleable ownership of all assets, and Party C does not have any security interest in such assets;

3.1.8	Party C shall not have any outstanding debts, except for (i) debts incurred in the ordinary course of its business, and (ii) debts that have been disclosed to Party A and agreed in writing by Party A; and

3.1.9	Party C complies with all laws and regulations applicable to the acquisition of assets;

3.2	The shareholders of the Investor hereby undertake separately as follows (except for the commitments in Clauses 3.2.3 to 3.2.5) solely with respect to their equity interests in Party C, and the shareholders of the original Company jointly and separately make the following commitments during the term of this Agreement:

3.2.1	Party B shall not sell, transfer, gift, mortgage or otherwise dispose of the legal or beneficial interest in Party C’s equity owned by Party C, or permit the creation of any other security interest therein, except for the creation of a pledge interest under the Equity Interest Pledge Agreement;

3.2.2	Party B will not grant other third-party options or similar rights in any other way;

3.2.3	Party B will cause and ensure that the business operated by Party C complies with relevant applicable laws, regulations, regulations and other management regulations and documents issued by the competent government authorities, and there is no violation of the above provisions that may cause a significant adverse impact on the business or assets operated by the Company;

3.2.4	In accordance with good financial and business standards and practices, Party B will maintain the effective existence of Party C, operate its business and affairs prudently and efficiently, use its best efforts to obtain and maintain the permits, licenses and approvals necessary for Party C’s continued operation, and ensure that such permits, licenses and approvals are not cancelled, withdrawn or declared invalid;

3.2.5	Party B will provide Party A with all operational and financial information about Party C at Party A’s request;

3.3	The shareholders of the original company and Party C hereby undertake to do the following, respectively and jointly, except with the express written consent of Party A (or a third party designated by it), the shareholders of the original company shall not jointly or unilaterally engage in the following acts:

3.3.1	Supplement or modify Party C’s constitutional documents in any form, and such addition, modification or modification will have a material adverse effect on Party C’s assets, liabilities, operations, equity and other legal rights (except for the same proportion of capital increase to meet legal requirements), or may affect the effective performance of this Agreement and other agreements signed by Party A, Party B and Party C;

3.3.2	Cause Party C to enter into or enter into transactions or conduct that will materially adversely affect Party C’s assets, liabilities, operations, equity and other legal rights (except in the ordinary or ordinary course of business or disclosed to Party A with the express prior written consent of Party A);

3.3.3	Urge the shareholders’ meeting of Party C to pass a resolution on the distribution of dividends and dividends;

3.3.4	sell, assign, pledge or otherwise dispose of any legal or beneficial interest in Party C’s equity at any time from the effective date of this Agreement, or permit the creation of any other security interest in it (other than a pledge under the Share Pledge Agreement);

3.3.5	to cause the shareholders of Party C to approve the sale, transfer, mortgage or other disposal of any legitimate or beneficial interest in equity, or to allow any other security interest to be placed thereon, or to increase or decrease the registered capital of Party C through a resolution of the shareholders’ meeting, or to change the structure of the registered capital;

3.3.6	to cause the shareholders of Party C to approve a merger or alliance with any person, or to acquire or invest in any person, or to reorganize in any other form;

3.3.7	Urge the shareholders’ meeting of Party C to approve Party C’s self-winding, liquidation or dissolution.

3.4	The shareholders of the Investor hereby undertake separately as follows, only with respect to the equity interests of Party C held by them, and the shareholders of the original Company jointly and separately make the following commitments during the validity period of this Agreement:

3.4.1	will promptly notify Party A in writing of any litigation, arbitration or administrative proceedings that have occurred or may occur in respect of its shareholding, or any circumstances that may adversely affect such equity;

3.4.2

It will cause the shareholders meeting of Party C to deliberate and approve the transfer of the purchased equity under this Agreement, cause Party C to amend its articles of association to reflect the changes in Party C’s equity interests after Party A and/or its designated third party exercises their rights under this Agreement, and other changes described in this Agreement, and immediately apply to the competent authority in China for approval (if such approval is required by law), handle the registration of changes, and at Party A’s request, cause Party C to approve the appointment of Party A through a resolution of the shareholders’ meeting and/or / or a person designated by a third party designated by it as a director and legal representative of Party C;

3.4.3	Sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate charges or defend all claims in order to maintain Party B’s legal and valid ownership of the corresponding equity before Party A and/or a third party designated by it exercises the rights;

3.4.4	At the request of Party A, Party A shall, at any time, unconditionally transfer its equity interests to Party A and/or a third party designated by Party A at the time specified by Party A, and waive its right of first refusal to the equity transfer made by other Party C shareholders in accordance with Party A’s instructions at that time;

3.4.5	If Party B obtains any profit, dividend, dividend, or liquidation proceeds from Party C, Party B shall promptly gift it to Party A or any person designated by Party A on the premise of complying with Chinese laws;

3.4.6	Strictly abide by the provisions of this Agreement and other agreements signed jointly or separately between Party B and Party A, earnestly perform the obligations under such agreements, and do not take any act/omission that is sufficient to affect the validity and enforceability of such agreements.

3.5	Party C and the shareholders of the original company hereby jointly and separately make the following representations, warranties and undertakings to Party A, during the term of this Agreement:

3.5.1	Unless Party A (or a third party designated by it) obtains the prior written consent of Party A, Huawei shall not engage in any of the following acts:

(a)	sell, transfer, mortgage or otherwise dispose of any assets, business or income, or permit the creation of any other security interest therein (except in the ordinary or ordinary course of business or disclosed to you with your express prior written consent);

(b)	enter into transactions that will or may materially adversely affect its assets, liabilities, operations, equity and other legal rights (except in the ordinary or ordinary course of business or disclosed to you with your prior express written consent);

(c)	pay dividends and dividends to each shareholder in any form, provided that upon Party A’s request, Party C shall immediately distribute all its distributable profits to all its shareholders within the scope permitted by Chinese law;

(d)	incurs, inherits, guarantees or permits the existence of any debt, but (i) debts arising in the ordinary or ordinary course of business and not by means of borrowing; and (ii) except for debts that have been disclosed to you and expressly agreed in advance by you;

(e)	enter into any material contract, except for contracts entered into in the ordinary course of business (for the purposes of this clause, if the amount of a contract exceeds RMB 50,000, the contract shall be regarded as a material contract);

(f)	Increase or decrease Party C’s registered capital through a resolution of the shareholders’ meeting, or change the structure of the registered capital separately;

(g)	supplement, change or amend Party C’s articles of association in any form;

(h)	merge or join forces with any person, or acquire any person or invest in any person;

(i)	Extending loans or credit to any person (except for loans to banks that have been disclosed to us and expressly agreed in advance in writing to you for the purpose of normal or ordinary course of business); or

(j)	Unless required by Chinese law, Party C shall not be dissolved or liquidated without the written consent of Party A.

3.5.2	On the date of signature this Agreement and each delivery date, Party C shall not have any outstanding debts, except for debts incurred in the ordinary course of its business and debts that have been disclosed to Party A and obtained prior consent from Party A.

3.5.3	On the date of signature this Agreement and each delivery date, there are no ongoing or potential litigation, arbitration or administrative proceedings relating to equity, Party C’s assets or other litigation, arbitration or administrative proceedings that may have a material adverse effect on Party C’s performance of this Agreement, except for litigation, arbitration or administrative proceedings that have been disclosed to Party A and expressly agreed by Party A.

3.5.4	Party C has not been declared bankrupt;

3.5.5	Party C hereby undertakes to Party A that it will comply with all laws and regulations applicable to the acquisition of equity and assets during the term of this Agreement, bear all expenses arising from the equity transfer, and go through all necessary procedures for Party A or its designated third party to become a shareholder of Party C, including but not limited to assisting Party A to obtain the necessary approvals related to the equity transfer from the approval authority, submitting the relevant application documents required for the registration of the change of equity to the competent business administration department, and amending the register of shareholders.

4	Taxation

Party C shall bear all taxes arising from the performance of this Agreement.

5	Default

5.1	Except as otherwise provided in this Agreement, a breach of contract occurs if either party fails to perform in full or suspend performance of its obligations under this Agreement and fails to correct such conduct within thirty (30) days from the date of receipt of notice from the other party, or if any of its representations and warranties hereunder are untrue, inaccurate or misleading.

5.2	If either party to this Agreement breaches this Agreement or any representation or warranty made in this Agreement, the non-breaching party may notify the breaching party in writing and require it to rectify the breach within ten (10) days from the date of receipt of the notice, take corresponding measures to effectively and promptly avoid the occurrence of damages, and continue to perform this Agreement. In the event of damages, the breaching party shall indemnify the non-breaching party so that it will receive all the benefits due to the performance of the agreement.

5.3	If each party breaches this Agreement, the amount of compensation to be paid shall be determined according to the extent of their respective breach.

5.4	The shareholders of the original company and either party C shall be jointly and severally liable for the performance by the other party of its obligations under this Agreement. The shareholders of the investor shall be liable to Party A for breach of contract only for the equity interests of Party C held by them, and shall not be jointly and severally liable to Party A for the liability of the shareholders of the original company and Party C under this Agreement.

6	Governing Law and Dispute Resolution

6.1	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the People’s Republic of China (for the purposes of this Agreement only, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

6.2	arbitration

In the event of a dispute between the parties regarding the interpretation and performance of the terms hereunder, the parties shall negotiate in good faith to resolve the dispute. If the negotiation fails, either party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in force at that time. The arbitral award shall be final and binding on all parties to the agreement. The provisions of this section shall not be affected by the termination or rescission of this Agreement.

6.3	Continue to fulfill

Except for matters in dispute, the parties to the agreement shall continue to perform their respective obligations in good faith in accordance with the provisions of this agreement.

7	Secrecy

7.1	Confidential Information

Each party acknowledges and determines that any oral or written information exchanged with respect to this Agreement, its contents, and the preparation or performance of this Agreement shall be deemed confidential. Each Party shall keep all such Confidential Information confidential and shall not disclose any Confidential Information to any third party without the written consent of the other party, except that (a) any information known or to be known to the public (which is not disclosed to the public by one of the parties receiving the Confidential Information). ； (b) any information required to be disclosed pursuant to applicable laws and regulations, stock trading rules, or orders of government authorities or courts; or (c) information disclosed by either party to its shareholders, directors, employees, legal or financial advisers in connection with transactions described in this Agreement, and such shareholders, directors, employees, legal or financial advisers are subject to confidentiality obligations similar to these Terms. If any of the shareholders, directors, employees or hiring agencies of any party leaks the secrets, it shall be deemed to be a breach of secrets by that party and shall be liable for breach of contract in accordance with this Agreement.

8	Other

8.1	All agreements

This Agreement constitutes the entire agreement of the parties with respect to the matters covered by this Agreement. In the event of any inconsistency between all prior discussions, negotiations and agreements and this Agreement, this Agreement shall prevail. This Agreement shall be modified in writing by the parties. The attachments to this Agreement are an integral part of this Agreement and have the same effect as this Agreement.

8.2	Notice

8.2.1	Notices given by the Parties to the Agreement to perform their rights and obligations under this Agreement shall be in writing and sent by personal delivery, registered mail, postage prepaid mail, approved courier service, or facsimile to the following addresses of the relevant party or parties:

Party A: Shanghai Mihe Information Technology Co., Ltd

Address: [***]

Contact: [***]

Party B:

Name: Xu Jin

Address: [***]

Phone: [***]

Shanghai Rockbridge Investment Center (Limited Partnership).

Address: [***]

Phone: [***]

Attn: [***]

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership).

Address: [***]

Phone: [***]

Attn: [***]

Zhu Haitong:

Address: [***]

Attn: [***]

Lhasa Economic and Technological Development Zone Shunying Investment Co., Ltd

Address: [***]

Phone: [***]

Attn: [***]

Beijing Tianzhi Ding Innovation and Investment Center (Limited Partnership).

Address: [***]

Phone: [***]

Attn: [***]

Tibet Xiangyu Hetai Enterprise Management Co., Ltd

Address: [***]

Phone: [***]

Attn: [***]

Party C: Shanghai Jinxin Network Technology Co., Ltd

Address: [***]

Attn: [***]

Phone: [***]

If the notice is given by personal delivery, courier service or registered mail, postage prepaid, the effective delivery date shall be on the date of receipt or rejection at the address set as the notice; If the notice is sent by facsimile, the date of successful transmission shall be the date of effective delivery (which shall be evidenced by an automatically generated confirmation of transmission).

8.2.2	binding force

This Agreement shall be binding on all parties.

8.3	Language

This Agreement shall be written in Chinese (9) copies, one copy for each party, and shall have the same effect.

8.4	Day and working day

The “day” referred to in this Agreement shall be the date on the calendar; For the purposes of this Agreement, “Business Days” are Monday through Friday.

8.5	Title

The headings of this Agreement are for convenience only and should not be used as an interpretation of the Agreement.

8.6	Severability

If any one or more provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any respect. The parties shall, through good faith consultations, seek to replace those invalid, illegal, or unenforceable provisions with provisions permitted by law and to the fullest extent expected by the parties to have economic effects similar to those of those that are invalid, illegal or unenforceable.

8.7	Continue to work

Any obligations arising out of or expiring under this Agreement prior to the expiration or early termination of this Agreement shall survive the expiration or early termination of this Agreement. The provisions of Sections 5, 6, 7 and this Section 8.7 shall survive termination of this Agreement.

8.8	abstention

Either party may waive the terms and conditions of this Agreement, provided that they are in writing and signed by all parties. A waiver by a party in respect of a breach by another party in one case shall not be deemed to have waived by that party in respect of a similar breach in other circumstances.

8.9	Successors

This Agreement shall be binding upon and inure to the benefit of each party’s respective successors and permitted assignees of each party.

(There is no text below this page).

(This page has no text, it is the signature page of the Option Agreement).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party A: Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

(This page has no text, it is the signature page of the Option Agreement).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Xu Jin

Signed by:	/s/ Xu Jin

(This page has no text, it is the signature page of the Option Agreement).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Shanghai Rockbridge Investment Center (Limited Partnership) (official seal).

(Company Seal)

Signed by:	/s/ You Anran

Authorized Representative: You Anran

(This page has no text, it is the signature page of the Option Agreement).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Zhu Haitong

Signed by:	/s/ Zhu Haitong

(This page has no text, it is the signature page of the Option Agreement).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership) (official seal).

(Company Seal)

Signed by:	/s/ Zhang Yan

Authorized Representative:

(This page has no text, it is the signature page of the Option Agreement).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Lhasa Economic and Technological Development Zone Shunying Investment Co., Ltd. (official seal).

(Company Seal)

Signed by:	/s/ Cao Liping
Name:	Cao Liping
Position:	Legal representative

(This page has no text, it is the signature page of the Option Agreement).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Beijing Tianzhi Ding Innovation Investment Center (Limited Partnership) (official seal).

(Company Seal)

Signed by:	/s/ E Lixin

Authorized Representative:

(This page has no text, it is the signature page of the Option Agreement).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Tibet Xiangyu Hetai Enterprise Management Co., Ltd. (official seal).

(Company Seal)

Signed by:	/s/ Zhang Yan
Name:	Zhang Yan
Position:	Legal representative

(This page has no text, it is the signature page of the Option Agreement).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party C: Shanghai Jinxin Network Technology Co., Ltd (Official seal).

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Annex I

Equity Interest Pledge Agreement

Supplement Agreement to

Option Agreement

This Supplement Agreement to Option Agreement (hereinafter referred to as the “Agreement”) is signed by the following parties (the “Parties”) on January 6, 2023 in Shanghai, People’s Republic of China (“PRC”):

Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Shanghai Mihe Information Technology Co., Ltd

Registered address: Room 102-1, Floor 1, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Xu Jin

Residence: [***]

ID number: [***]

Tibet Xiangyu Hetai Enterprise Management Co., Ltd

Legal representative: Li Chaojiang

Residence: Room 1605, 16th Floor, Liuwu Building, Liuwu New District, Lhasa, Tibet, China.

Unified Social Credit Code: 911201165594522949

Shanghai Rockbridge Investment Center (Limited Partnership).

Managing Partner: Shanghai Chuangjian New Material Technology Co., Ltd

Residence: Room J7059, 1st floor, Zone E, Building 4, No. 358_368 of Kefu Road, Jiading District, Shanghai, China;

Unified Social Credit Code: 913101140820689645

Beijing Tianzhi Ding Innovation and Investment Center (Limited Partnership).

Executive Partner: Beijing Tianzhi Qinrui Investment Consulting Co., Ltd

Residence: Room 806-1, Floor 8, Building 18, Courtyard 1, Disheng North Street, Beijing Economic and Technological Development Zone, Beijing, China

Unified social credit code: 91110302351635614P

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership).

Managing Partner: Zhuhai Zhongguan Qianming Investment Management Co., Ltd

Residence: Room 6179, Floor 6, No. 169, Rongzhu Road, Hengqin New District, Zhuhai, China;

Unified Social Credit Code: 914404000885585189

Zhu Haitong

Residence: [***];

ID number: [***]

Lhasa Economic and Technological Development Zone Shunying Investment Co., Ltd

Registered address: No. 2-2, Unit 3, Building 4, Area A, Sunshine New City, No. 158 Jinzhu West Road, Lhasa, China

Legal representative: Cao Liping

WHEREAS:

1.	The parties to this Agreement entered into the Option Agreement (the “Original Agreement”) on September 26, 2018;

2.	The parties to this Agreement agree to make specific amendments to the original Agreement and to enter into this Agreement.

Accordingly, the parties to this Agreement, after friendly consultation and based on the principle of equality and mutual benefit, have reached the following agreement to abide by:

1.	The signatories to the original agreement shall be replaced by:

Party A: Shanghai Mihe Information Technology Co., Ltd

Registered address: Room 102-1, Floor 1, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Party B:

Name: Xu Jin

ID number: [***]

Residence: [***]

Name: Zhu Haitong

ID number: [***]

Residence: [***]

Shanghai Rockbridge Investment Center (Limited Partnership) (hereinafter referred to as “Shanghai Rockbridge”).

Managing Partner: Shanghai Chuangjian New Material Technology Co., Ltd

Residence: Room J7059, 1st floor, Zone E, Building 4, No. 358_368 of Kefu Road, Jiading District, Shanghai, China;

Unified Social Credit Code: 913101140820689645

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership) (hereinafter referred to as “Zhuhai Qianming”).

Managing Partner: Zhuhai Zhongguan Qianming Investment Management Co., Ltd

Residence: Room 6179, Floor 6, No. 169, Rongzhu Road, Hengqin New District, Zhuhai, China;

Unified Social Credit Code: 914404000885585189

Beijing Tianzhi Ding Venture Capital Center (Limited Partnership) (hereinafter referred to as “Broadband Shareholding Enterprise”).

Executive Partner: Beijing Tianzhi Qinrui Investment Consulting Co., Ltd

Residence: Room 806-1, Floor 8, Building 18, Courtyard 1, Disheng North Street, Beijing Economic and Technological Development Zone, Beijing, China

Unified social credit code: 91110302351635614P

Tibet Xiangyu Hetai Enterprise Management Co., Ltd. (hereinafter referred to as “Shuanghu”).

Legal representative: Zhang Yan

Residence: Room 1605, 16th Floor, Liuwu Building, Liuwu New District, Lhasa, Tibet, China.

Unified Social Credit Code: 911201165594522949

(Xu Jin, Shanghai Rockbridge, Zhuhai Qianming, Zhu Haitong, and Broadband Shareholders are collectively referred to as “original company shareholders”, and Shuanghu is called “investor shareholders”).

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

2.	In view of clause 3, the original agreement shall be replaced by the following:

Party B directly holds the equity interests of Party C: Xu Jin holds the equity of Party C in the amount of RMB 1,970,750, Shanghai Rockbridge holds the equity of Party C in the amount of RMB 212,663, and Zhuhai Qianming holds the equity of Party C in the amount of RMB 314,557, Zhu Haitong holds the equity of Party C in the amount of RMB 62,796, Broadband shareholding enterprise holds the equity of Party C in the amount of RMB 466,972, Shuanghu holds the equity of Party C in amount of RMB 465,476.

3.	In view of clause 4, paragraph 4 of the original agreement shall be replaced by the following:

The parties to the Agreement signed the Equity Interest Pledge Agreement (the “Equity Interest Pledge Agreement”, see Annex 1) on 6 January 2023.

4.	Article 8.2.1 of the original Agreement shall be replaced by the following:

Notices given by the Parties to the Agreement to perform their rights and obligations under this Agreement shall be in writing and sent by personal delivery, registered mail, postage prepaid mail, approved courier service, or facsimile to the following addresses of the relevant party or parties:

Party A: Shanghai Mihe Information Technology Co., Ltd

Address: [***];

Contact: [***]

Party B:

Name: Xu Jin

Address: [***]

Phone: [***]

Shanghai Rockbridge Investment Center (Limited Partnership).

Address: [***]

Phone: [***]

Attn: [***]

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership).

Address: [***];

Phone: [***]

Attn: [***]

Zhu Haitong:

Address: [***]

Phone: [***]

Attn: [***]

Beijing Tianzhi Ding Innovation and Investment Center (Limited Partnership).

Address: [***]

Phone: [***]

Attn: [***]

Tibet Xiangyu Hetai Enterprise Management Co., Ltd

Address: [***]

Phone: [***]

Attn: [***]

Party C: Shanghai Jinxin Network Technology Co., Ltd

Address: [***]

Attn: [***]

Phone: [***]

If the notice is given by personal delivery, courier service or registered mail, postage prepaid, the effective delivery date shall be on the date of receipt or rejection at the address set as the notice; If the notice is sent by facsimile, the date of successful transmission shall be the date of effective delivery (which shall be evidenced by an automatically generated confirmation of transmission).

5.	This Agreement shall enter into force upon signature by the parties on the date set forth at the beginning of this Agreement, and all other provisions of the original Agreement shall remain in full force and effect. This Agreement forms an integral part of the original Agreement.

6.	This Agreement shall be governed by and construed in accordance with the laws of the People’s Republic of China (for the purposes of this Agreement only, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

7.	This Agreement is made in nine copies in Chinese writing, one for each party, and has the same effect.

(There is no text below this page).

(This page has no text, it is the Signature page of the “Supplement Agreement to Option Agreement”).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party A: Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

(This page has no text, it is the Signature page of the “Supplement Agreement to Option Agreement”).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Xu Jin

Signed by:	/s/ Xu Jin

(This page has no text, it is the Signature page of the “Supplement Agreement to Option Agreement”).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Shanghai Rockbridge Investment Center (Limited Partnership)

(Company Seal)

Signed by:	/s/ Chen Weidong

Authorized Representative:

(This page has no text, it is the Signature page of the “Supplement Agreement to Option Agreement”).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Zhu Haitong

Signed by:	/s/ Zhu Haitong

(This page has no text, it is the Signature page of the “Supplement Agreement to Option Agreement”).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership)

(Company Seal)

Signed by:	/s/ Zhang Yan

Authorized Representative:

(This page has no text, it is the Signature page of the “Supplement Agreement to Option Agreement”).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Lhasa Economic and Technological Development Zone Shunying Investment Co., Ltd.

(Company Seal)

Signed by:	/s/ Cao Liping
Name:	Cao Liping
Position:	Legal representative

(This page has no text, it is the Signature page of the “Supplement Agreement to Option Agreement”).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Beijing Tianzhi Ding Innovation Investment Center (Limited Partnership)

(Company Seal)

Signed by:	/s/ E Lixin

Authorized Representative:

(This page has no text, it is the Signature page of the “Supplement Agreement to Option Agreement”).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party B:

Tibet Xiangyu Hetai Enterprise Management Co., Ltd.

(Company Seal)

Signed by:	/s/ Li Chaojiang
Name:	Li Chaojiang
Position:	Legal representative

(This page has no text, it is the Signature page of the “Supplement Agreement to Option Agreement”).

In view of the foregoing, the Parties have made this Agreement signed by their authorized representatives on the date stated at the beginning of this Agreement and shall enter into force as a result of this.

Party C: Shanghai Jinxin Network Technology Co., Ltd

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative